UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2006
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-20394                   06-1340408
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)          Identification Number)


                    75 Ninth Avenue, New York, New York 10011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (516) 622-2800
                                                           --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement.

     On January 10, 2006, Inmark Services LLC, a wholly-owned subsidiary of CoActive Marketing Group, Inc., entered into a Termination of Lease Agreement with 415 Northern Blvd. Realty Corp. ("Landlord"), the owner of offices formerly leased by Inmark at 415 Northern Boulevard, Great Neck, New York. Pursuant to the Termination Agreement, effective as of January 1, 2006, in consideration of approximately $520,000, the lease of Inmark's Great Neck, New York offices was terminated, and Inmark has no further obligations under that lease. Prior to such termination, Inmark and CoActive had relocated their offices to 75 Ninth Avenue, New York, New York.

     After the application of the security deposit being held by the Landlord to the termination consideration, the net payment to the Landlord, which was made on January 11, 2006, amounted to approximately $478,000. As a result of the termination of the lease, CoActive expects to reduce operating expenses by approximately $1,200,000 over the 31 month period commencing January 1, 2006 and ending July 31, 2008, the original termination date of the Great Neck, New York lease. The pre-tax and after tax reduction in operating costs in the fourth quarter ending March 31, 2006 will amount to approximately $100,000 and $60,000, respectively. Such reduction will be offset by the $520,000 termination consideration which will result in a pre-tax charge of $520,000 and after tax charge of $312,000, against earnings in the fourth quarter and fiscal year ending March 31, 2006.

Item 2.01.  Termination of a Material Definitive Agreement

     As described in more detail under Item 2.01 above, effective January 1, 2006, Inmark terminated the lease agreement with respect to the premises formerly leased by it at 415 Northern Boulevard, Great Neck, New York.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1 Termination of Lease Agreement, dated as of January 1, 2006, between Inmark Services LLC and 415 Northern Blvd. Realty Corp.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2006

                                             COACTIVE MARKETING GROUP, INC.


                                             By: /s/ ERWIN I. MEVORAH
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                                                Erwin I. Mevorah,
                                                Chief Financial Officer